THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002




The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has approved a Plan of Reorganization to merge a series of the Fund into an existing series of the Fund. The merged series will be incorporated into a corresponding surviving series as follows:

---------------------------------------  ---------------------------------------------
              MERGED SERIES                          SURVIVING SERIES
---------------------------------------  ---------------------------------------------
  o Phoenix-Aberdeen New Asia Series        o Phoenix-Aberdeen International Series
---------------------------------------  ---------------------------------------------

If shareholders approve the Plan of Reorganization, the merged series will transfer all or substantially all of its assets and its liabilities to the corresponding surviving series as shown above. In exchange, shareholders of the merged series will receive a proportional number of shares in the surviving series. The shareholders of the merged series must approve the Plan of Reorganization before any transaction can take place. We expect the next meeting of the Fund's shareholders to be held on or about January 27, 2003, and we will submit these matters for a shareholder vote at that time. Those shareholders eligible to vote will receive voting instructions and information by mail.





Dated: December 6, 2002        Please keep this supplement for future reference.




TF798

                          THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002


                               ------------------


The Board of Trustees of The Phoenix Edge Series Fund approved the subadvisory changes described below. The series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not increase as a result of these changes.

                               ------------------

Following the close of business on January 31, 2003, Northern Trust Investments, Inc., will replace Deutsche Asset Management, Inc., as subadvisor for the following series:

--------------------------------------------------  ---------------------------------------------------
             CURRENT SERIES NAME                                    NEW SERIES NAME
--------------------------------------------------  ---------------------------------------------------
Phoenix-Deutsche Dow 30 Series                      Phoenix-Northern Trust Dow 30 Series
--------------------------------------------------  ---------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series         Phoenix-Northern Trust Nasdaq-100 Index(R) Series
--------------------------------------------------  ---------------------------------------------------

PORTFOLIO MANAGEMENT - Northern Trust Investments, Inc. ("Northern Trust"), is the subadvisor to the series and is responsible for its day-to-day portfolio management. The entire portfolio management team has moved from Deutsche Asset Management, Inc., to Northern Trust.

SUBADVISOR - Northern Trust Investments, Inc. ("Northern Trust"), serves as subadvisor to the series. Northern Trust's principal place of business is located at 50 LaSalle Street, Chicago, Illinois 60675. Northern Trust has been engaged in the investment management business since 1889, specializing in personal wealth and institutional money management. As of September 30, 2002, Northern Trust had approximately $293 billion in assets under management.

                               ------------------

Following the close of business on January 31, 2003, Alliance Capital Management L.P. will replace J.P. Morgan Investment Management Inc. as subadvisor for the following series:

--------------------------------------------------  ----------------------------------------------------
             CURRENT SERIES NAME                                    NEW SERIES NAME
--------------------------------------------------  ----------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series  Phoenix-Alliance/Bernstein Enhanced Index Series
--------------------------------------------------  ----------------------------------------------------

PORTFOLIO MANAGEMENT - Alliance Capital Management L.P. ("Alliance") is the subadvisor to the series and is responsible for its day-to-day portfolio management. You will find more information about PVA and Alliance in the "Management of the Fund" section of this prospectus. Day-to-day investment decisions for the series will be made by Bernstein's Investment Policy Group for Enhanced Markets, which is chaired by Steven Pisarkiewicz. Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current position as Chief Investment Officer for Enhanced Market Services in 1998.

SUBADVISOR - Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, ("Alliance") is the subadvisor to the Phoenix-Sanford Bernstein Global Value, Phoenix-Sanford Bernstein Mid-Cap Value, Phoenix-Sanford Bernstein Small-Cap Value, Phoenix-Alliance/Bernstein Growth + Value and also to the Phoenix-Alliance/Bernstein Enhanced Index Series. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management Unit. Alliance is a leading international investment advisor supervising client accounts with assets as of October 31, 2002, totaling approximately $382 billion. The Bernstein Investment Research and Management Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.



Dated: December 6, 2002        Please keep this supplement for future reference.

TF799

                          THE PHOENIX EDGE SERIES FUND

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 9, 2002




The Board of Trustees of The Phoenix Edge Series Fund (the "Fund") has accepted the resignation of Timothy P. Shriver as a Trustee of the Fund. All references in the Statement of Additional Information to Timothy P. Shriver no longer apply.





Dated: November 11, 2002       Please keep this supplement for future reference.




TF800